UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2006
Discover Card Master Trust I
(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and Servicing Agreement,
dated as of November 3, 2004, as amended, providing for the issuance of Credit Card Pass-Through Certificates)

Delaware	0-23108	51-0020270
(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05 Securities Act Updating Disclosure
     As of September 1, 2006 (the “Addition Date”), Discover Bank, on behalf of the holder of the Seller Certificate, designated certain Discover Card accounts (the “Additional Accounts”) originated by Discover Bank to be added to Discover Card Master Trust I (the “Trust”) as Accounts pursuant to Section 2.10(b) of the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. Capitalized terms used in this Item 6.05 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.
     The Additional Accounts were selected in a random manner intended to produce a representative sample of all Discover Card accounts not segregated from the Discover Card portfolio as of the Addition Date. Before giving effect to the Additional Accounts, the Receivables in the Accounts totaled $31,083,764,002.66 on August 31, 2006, and the total number of Accounts was 31,748,215. After giving effect to the Additional Accounts, the Receivables in the Accounts totaled $34,120,316,725.56 on the Addition Date, and the total number of Accounts was 34,105,783. After giving effect to the Additional Accounts, the average account balance was $2,380 (using 14,336,354 active accounts for which cardmembers had a balance, a monetary transaction or authorization within the past month) and the average credit limit was $8,903 on the Addition Date.
     We have set forth information below about the Accounts that are part of the Trust. Account information dated as of August 31, 2006, includes the Additional Accounts to the extent applicable.
     Geographic Distribution. The Accounts that are part of the Trust are not highly concentrated geographically. As of August 31, 2006, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

Percentage of
State	Total Receivables

California	9.1%
Texas	8.9%
New York	6.9%
Illinois	5.7%
Florida	5.6%
Pennsylvania	4.9%
Ohio	4.7%
Michigan	3.7%
New Jersey	3.5%
Other States	47.0%

Total	100.0%

     Since the largest amounts of outstanding Receivables were with cardholders’ whose billing addresses were in California, Texas, New York, Illinois, Florida, Pennsylvania, Ohio, Michigan and New Jersey, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the receivables.

     Credit Limit Information. As of August 31, 2006, the Accounts had the following credit limits:

	Receivables	Percentage		Percentage of
	Outstanding	of Total	Number of	Total
Credit Limit	($000's)	Receivables	Accounts	Accounts

Less than or equal to $5,000.00	$4,252,596	12.5%	8,256,464	24.2%
$5,000.01 to $10,000.00	$11,791,861	34.5%	12,778,826	37.5%
$10,000.01 to $15,000.00	$14,115,343	41.4%	11,735,442	34.4%
Over $15,000.00	$3,960,517	11.6%	1,335,051	3.9%

Total	$34,120,317	100.0%	34,105,783	100.0%

     Account Balance Information. As of August 31, 2006, the Accounts had the following balances:

	Receivables	Percentage		Percentage of
	Outstanding	of Total	Number of	Total
	($000's)	Receivables	Accounts	Accounts

Credit Balance	$(34,968)	(0.1)%	505,122	1.5%
No Balance	$—	0.0%	20,787,094	60.9%
$0.01 to $5,000.00	$13,869,789	40.7%	10,378,841	30.4%
$5,000.01 to $10,000.00	$13,241,988	38.8%	1,867,978	5.5%
Over $10,000.00	$7,043,508	20.6%	566,748	1.7%

Total	$34,120,317	100.0%	34,105,783	100.0%

     Seasoning. As of August 31, 2006, 96.5%, of the Accounts were at least 24 months old. The ages of the Accounts as of August 31, 2006 were distributed as follows:

	Percentage of	Percentage of
Age of Accounts	Total Accounts	Total Receivables

Less than 12 Months	1.4%	3.4%
12 to 23 Months	2.1%	2.8%
24 to 35 Months	2.3%	2.1%
36 to 47 Months	4.4%	4.7%
48 to 59 Months	5.4%	5.1%
60 Months and Greater	84.4%	81.9%

Total	100.0%	100.0%

     Delinquency Information. As of August 31, 2006, the Accounts in the trust had the following delinquency statuses:

	Receivables	Percentage
	Outstanding	of Total
	($000's)	Receivables

Total Receivables	$34,120,317	100.00%
Receivables Delinquent:
30 to 59 Days	$383,228	1.12%
60 to 89 Days	$264,036	0.77%
90 to 119 Days	$223,696	0.66%
120 to 149 Days	$181,139	0.53%
150 to 179 Days	$156,109	0.46%
Over 180 Days	$—	0.00%

Total Delinquent	$1,208,208	3.54%

		Percentage
	Number of	of Total
	Accounts	Accounts

Total Accounts	34,105,783	100.00%
Accounts Delinquent:
30 to 59 Days	77,173	0.23%
60 to 89 Days	48,207	0.14%
90 to 119 Days	38,903	0.11%
120 to 149 Days	29,544	0.09%
150 to 179 Days	24,857	0.07%
Over 180 Days	—	0.00%

Total Delinquent	218.684	0.64%

Distribution of the Accounts by FICO Score
     FICO Credit Score Information. A FICO score is a measurement derived from a proprietary credit scoring method owned by Fair, Isaac & Company to determine the likelihood that credit users will pay their bills. Although Fair, Isaac & Company discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO score as reported by one particular credit bureau. Therefore, certain FICO scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO score used by Discover Bank. FICO scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair, Isaac & Company.

     FICO scores are based on independent, third-party information, the accuracy of which we cannot verify. Discover Bank does not use standardized credit scores, such as a FICO score, alone to determine the credit limit or other terms that should be approved on an account. Rather, a FICO score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the accounts in the trust may change over time, this table is not necessarily indicative of FICO scores at origination of the accounts or the composition of the accounts in the trust at any specific time in the future.
     As of August 31, 2006, the Accounts had the following FICO scores:

	Receivables
	Outstanding	Percentage of
FICO Credit Score Range	($000)	Total Receivables

No Score	$410,019	1.20%
Less than 600	$4,082,665	11.97%
600 to 659	$5,126,114	15.02%
660 to 719	$10,801,079	31.66%
720 and above	$13,700,440	40.15%

Total	$34,120,317	100.00%

     Performance information, such as summary yield, charge-offs and payment rate, is not available for the Additional Accounts prior to the Addition Date. The performance information for the Accounts in the Trust, including the Additional Accounts, will be made available in connection with the Trust’s Form 10-D filings beginning with the September 2006 distribution period.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
	By:	Discover Bank
(Depositor)

Date: September 7, 2006	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer